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                                                                   Exhibit 10.09


                            INVESTOR RIGHTS AGREEMENT


      This Agreement, dated as of January 14, 2000, is entered into by and among ArrowPoint Communications, Inc., a Delaware corporation (the "Company"), the persons and entities listed on the signature page hereto under the heading "Investors" (individually, an "Investor", and collectively, the "Investors") and Chin-Cheng Wu (the "Founder").

                                   BACKGROUND


      WHEREAS, the Investors hold either Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and/or Series E Convertible Preferred Stock of the Company; and

      WHEREAS, the Company, the Investors and the Founder wish to provide for
(i) the composition of the Board of Directors of the Company, (ii) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, and (iii) a right of first refusal with respect to the sale of any securities of the Company;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and the consummation of the sale and purchase of the Series E Convertible Preferred Stock pursuant to the Series E Preferred Stock Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

      As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Common Stock" means the common stock, $0.001 par value per share, of the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Initial Public Offering" means the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $25.00 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $10,000,000.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for
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a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Registration Expenses" means the expenses described in Section 4 of
Article III below.

            "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) shares of Common Stock held by the Founder, (iii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to Article IV of this Agreement or pursuant to the Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and certain other parties thereto, and (iv) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement, or (c) at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Shares" means (a) the Series A Convertible Preferred Stock issued pursuant to the Series A Preferred Stock Purchase Agreement among the Company, certain Investors and the Founder dated April 17, 1997 (the "Series A Agreement"), (b) the Series B Convertible Preferred Stock issued pursuant to the Series B Preferred Stock Purchase Agreement among the Company, certain Investors and the Founder dated February 5, 1998 (the "Series B Agreement"), (c) the Series C Convertible Preferred Stock issued pursuant to the Series C Preferred Stock Purchase Agreement among the Company and certain Investors dated September 30, 1998 (the "Series C Agreement"), (d) the Series D Convertible Preferred Stock issued pursuant to (i) the Series D Preferred Stock Purchase Agreement among the Company and certain Investors dated February 16, 1999 and (ii) the Series D Preferred Stock Purchase Agreement between the Company and Louis Volpe dated November 4, 1999 (the "Series D Agreement") and (e) the Series E Convertible Preferred Stock issued pursuant to the Series E Preferred Stock Purchase Agreement among the Company and certain Investors dated January 14, 2000 (the "Series E Agreement").

            "Stockholders" means the Investors, the Founder and any persons or entities to whom the rights granted to Investors under this Agreement are transferred by an Investor, its successors or permitted assigns pursuant to
Section 2 of Article V below.



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            "Venture Investors" means Matrix Partners IV, L.P., Matrix IV
Entrepreneurs Fund, L.P., Matrix Partners VI, L.P., _______ Matrix _______, North Bridge Venture Partners II, L.P., North Bridge Venture Partners IV-A, L.P., North Bridge Venture Partners IV-B, L.P., Accel V L.P., Accel Internet/Strategic Technology Fund L.P., Accel Keiretsu V L.P., Accel Investors '97 L.P., Ellmore C. Patterson Partners, Chin-Cheng Wu, Net One Systems Co., Ltd., Westcon Group, Inc., Pequot Private Equity Fund, L.P., Pequot Offshore Private Equity Fund, Inc., Spinnaker Clipper Fund, LP, Spinnaker Founders Fund, LP, Spinnaker Offshore Founders Fund, Cayman Limited, Bayview Investors, Ltd. and BT Investment Partners, Inc., and any persons or entities to whom the rights granted to Investors under this Agreement are transferred by an Investor, its successors or permitted assigns pursuant to Section 2 of Article V below.

ARTICLE II. VOTING RIGHTS

      1. Voting of Shares. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 2 of Article II below) owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to fix the number of directors at five and to elect as directors
(i) the Founder, (ii) one representative designated by North Bridge Venture Partners II, L.P. (initially Edward T. Anderson), (iii) one representative designated by Matrix Partners IV, L.P. (initially Paul J. Ferri), (iv) the Chief Executive Officer of the Company, and (v) one person mutually agreed upon by the individuals listed in clauses (i) through (iv) above. The obligation of the Stockholders under this Section 1 to elect as a director (a) the Founder shall continue only for so long as the Founder (together with his spouse or children and any trust established for the benefit of his spouse, children or himself) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 650,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), (b) a designee of North Bridge Venture Partners II, L.P. shall continue only for so long as North Bridge Venture Partners II, L.P. (together with any affiliates, within the meaning of Rule 144 under the Securities Act) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 1,050,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) and (c) a designee of Matrix Partners IV, L.P. shall continue only for so long as Matrix Partners IV, L.P. (together with any affiliates, within the meaning of Rule 144 under the Securities Act) owns, after giving effect to the conversion of all convertible preferred stock into Common Stock, at least 1,437,500 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares).

      2. Voting Shares. "Voting Shares" shall mean and include any and all shares of the Common Stock, Shares, and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) which are now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.




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      3. Restrictive Legend. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:

      "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in an Investor Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

      4. Transfers of Voting Rights. Any transferee to whom Voting Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.

ARTICLE III.  REGISTRATION RIGHTS

      1.    Required Registrations.

            (a) At any time after the earlier of January 14, 2003 or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, Venture Investors (other than the Founder) holding in the aggregate at least 35% of the Registrable Shares held by the Venture Investors (other than the Founder) may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Venture Investors having an aggregate offering price of at least $5,000,000 (based on the market price or fair value at the time of such request). If the Venture Investors initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

            (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the public market price at the time of such request). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

            (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above or more than three registrations pursuant to paragraph (b) above; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested).




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            (d) If at the time of any request to register Registrable Shares pursuant to this Section 1, the Company is engaged or has plans to engage within 90 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

      2.    Incidental Registration.

            (a) Whenever the Company proposes to file a Registration Statement (including pursuant to Section 1 of this Article III) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

            (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Stockholders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

      3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:



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            (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

            (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

            (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

            (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

      Notwithstanding the foregoing, each selling Stockholder shall cease making offers or sales pursuant to a "shelf" Registration Statement during any period (not to exceed 90 days) in which the Company determines, by notice to each selling Stockholder, that it is in possession of material non-public information that, for valid business reasons, it wishes to keep confidential.

      If, after a registration statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Shares in such Registration Statement cease sales of such Shares under such Registration Statement for a period not in excess of three months from the date of such notice, such right to be exercised by



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the Company not more than once in any 12-month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Shares until the Company advises them that such Registration Statement has been amended. The time periods referred to herein during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell shares was suspended pursuant to this paragraph.

      4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Article III, Section 1, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

      5.    Indemnification and Contribution.

            (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

            (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and




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each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

            (c) Each party entitled to indemnification under this Article III,
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for





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indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

      6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Article III, Section 1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

      7. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      8. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder as of the effective date of such Registration Statement for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:

            (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten offering;

            (b) all officers and directors of the Company and all selling stockholders in such offering enter into similar agreements; and

            (c) any waiver of the preceding "stand-off" agreement cannot be unilateral but shall be applied pro rata among the Stockholders, the officers and directors of the Company, and all selling shareholders in such offering.




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      9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Investors holding 66 2/3% of the Registrable Shares held by all Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to January 14, 2003.

      10. Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

            (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

            (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (iii) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

ARTICLE IV.  RIGHT OF FIRST REFUSAL

      1.    Right of First Refusal

            (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with Article IV of this Agreement. The Company shall deliver to each Venture Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered

Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Venture Investor (A) such portion of the Offered Securities as is equal to (1) the number of Offered Securities multiplied by (2) a fraction the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares held by such Venture Investor and the denominator of which is the total number of shares of Common Stock outstanding (after giving effect to the conversion of all outstanding Preferred Stock into Common Stock) (the "Basic Amount"), and (B) such additional portion of the Offered Securities as such Venture Investor shall indicate it will purchase or acquire should the other Venture Investors subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Venture Investor shall have the right, for a period of 20 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 20-day period.

            (b) To accept an Offer, in whole or in part, a Venture Investor must deliver a written notice to the Company prior to the end of the 20-day period of the Offer, setting forth the portion of such Venture Investor's Basic Amount that such Venture Investor elects to purchase and, if such Venture Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Venture Investor elects to purchase (the "Notice Acceptance"). If the Basic Amounts subscribed for by all Venture Investors are less than the total Basic Amounts, then each Venture Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the total Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Venture Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Venture Investor bears to the total Undersubscription Amounts subscribed for by all Venture Investors, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

            (c) The Company shall have 90 days from the expiration of the 20-day period set forth in Article IV, Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Venture Investors (the "Refused Securities"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

            (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Article IV, Section 1(c)), then each Venture Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Venture Investor elected to purchase pursuant to Article IV, Section 1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Venture Investors pursuant to Article IV, Section 1(b) prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that a Venture Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Venture Investors in accordance with Article IV, Section 1(a).

            (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Venture Investors shall acquire from the Company, and the Company shall issue to the Venture Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Article IV, Section 1(d) if the Venture Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Venture Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Venture Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Venture Investors and the Company.

            (f) Any Offered Securities not acquired by the Venture Investors or other persons in accordance with Article IV, Section 1(c) may not be issued, sold or exchanged until they are again offered to the Venture Investors under the procedures specified in this Article.

      2. Excluded Issuances. The rights of the Venture Investors under this
Article IV shall not apply to:

            (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

            (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

            (c) up to 4,500,000 shares of Common Stock, or options exercisable therefor (including shares issued or options granted to date) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by both the Board of Directors of the Company and a majority of the non-employee directors of the Company, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

            (d) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity; or

            (e) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

            (f) up to 12,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) issued to value-added resellers of the Company pursuant to a program approved by a majority of the members of the Board of Directors of the Company.

ARTICLE V.  GENERAL

      1. Termination. Article II and Article IV of this Agreement shall terminate in their entirety upon the earlier of (a) an Acquisition (as defined below), or (b) the closing of an Initial Public Offering, or (c) the redemption of all Shares. An "Acquisition" shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company.

      2. Transfer of Rights. This Agreement, and the rights and obligations of an Investor hereunder, may be assigned by such Investor to any person or entity to which at least 300,000 shares of Series A Convertible Preferred Stock (or 100% of the shares of Series A Convertible Preferred Stock originally purchased under the Series A Agreement by such Investor, if less than 300,000 shares of Series A Convertible Preferred Stock), 100,000 shares of Series B Convertible Preferred Stock (or 100% of the shares of Series B Convertible Preferred Stock originally purchased under the Series B Agreement by such Investor, if less than 100,000 shares of Series B Convertible Preferred Stock), 100,000 shares of Series C Convertible Preferred Stock (or 100% of the shares of Series C Convertible Preferred Stock originally purchased under the Series C Agreement by such Investor, if less than 100,000 shares of Series C Convertible Preferred Stock), 100,000 shares of Series D Convertible Preferred Stock (or 100% of the shares of Series D Convertible Preferred Stock originally purchased under the Series D Agreement by such Investor, if less than 100,000 shares of Series D Convertible Preferred Stock), or 100,000 shares of Series E Convertible Preferred Stock (or 100% of the shares of Series E Convertible Preferred Stock originally purchased under the Series E Agreement by such Investor, if less than 100,000 shares of Series E Convertible Preferred Stock), in each case as adjusted for stock splits, stock dividends, recapitalizations and similar events, are transferred by such Investor, and such transferee shall be deemed an "Investor" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

      3. Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

      4. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Investors and the Founder shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

      5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

      6. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

      If to the Company, at ArrowPoint Communications, Inc., 50 Nagog Park, Acton, MA 01720, Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Patrick
J. Rondeau, Esq.;

      If to an Investor, at its or his address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished in writing by such Investor to the Company;

      If to the Founder, at 303 Kimball Road, Carlisle, MA 01741 or at such other address or addresses as may have been furnished by the Founder to the Company and the Investors.

      Notices provided in accordance with this Article V, Section 6 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail.

      7.    Complete Agreement; Amendments.

            (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

            (b) The Investor Rights Agreement dated February 16, 1999 among the Company, certain of the Investors and the Founder is hereby terminated and is superceded in all respects by this Agreement. Each of the Investors hereby waives any right it may have had under Article IV of such Investor Rights Agreement with respect to the issuance and sale by the Company of the shares of Series E Convertible Preferred Stock pursuant to the Series E Agreement.

            (c) This Agreement may be amended, terminated or any rights hereunder may be waived at any time by a written instrument signed by the Company, Investors holding at least 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Shares, and (if such amendment affects any of the rights or obligations of the Founder) the Founder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      8. Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

      9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

      10. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

      11. Additional Purchasers. Persons or entities that, after the date hereof, purchase Shares pursuant to the Series E Preferred Stock Purchase Agreement and become "Additional Purchasers" thereunder may, with the prior written approval of the Company (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page hereto, whereupon they shall be deemed "Purchasers" for all purposes of this Agreement.

                           [Investor Rights Agreement]

      IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

      COMPANY:

      ArrowPoint Communications, Inc.
      By:________________________________
            Chin-Cheng Wu
            President

      INVESTORS:

      North Bridge Venture Partners II, L.P.
      950 Winter Street, Suite 4600
      Waltham, MA  02451

      By:   North Bridge Venture Management II, L.P.,
            its General Partner

            By:___________________________
                  Edward T. Anderson
                  General Partner

      North Bridge Venture Partners IV-A, L.P.
      950 Winter Street, Suite 4600
      Waltham, MA  02451

      By:   North Bridge Venture Management IV, L.P.,
            its General Partner

            By:___________________________
                  Edward T. Anderson
                  General Partner

      North Bridge Venture Partners IV-B, L.P.
      950 Winter Street, Suite 4600
      Waltham, MA  02451

      By:   North Bridge Venture Management IV, L.P.,
            its General Partner

            By:___________________________
                  Edward T. Anderson
                  General Partner

      Matrix Partners IV, L.P.
      Bay Colony Corporate Center
      1000 Winter Street, Suite 4500
      Waltham, MA  02154

      By:   Matrix IV Management Co., L.P.,
            its General Partner

            By:____________________________
                  Paul J. Ferri
                  General Partner

      Matrix IV Entrepreneurs Fund, L.P.
      Bay Colony Corporate Center
      1000 Winter Street, Suite 4500
      Waltham, MA  02154

      By:   Matrix IV Management Co., L.P.,
            its General Partner

            By:___________________________
                  Paul J. Ferri
                  General Partner

      Matrix Partners VI, L.P.
      Bay Colony Corporate Center
      1000 Winter Street, Suite 4500
      Waltham, MA  02154

      By:   Matrix VI Management Co., L.L.C.,
            its General Partner

            By:____________________________
                  Paul J. Ferri
                  Member

      Matrix ____________
      Bay Colony Corporate Center
      1000 Winter Street, Suite 4500
      Waltham, MA  02154

      By:   _______________________________
            its ____________

            By:____________________________
                  Name:
                  Title:

      Accel V L.P.
      One Palmer Square
      Princeton, NJ  08542

      By:   Accel V Associates L.L.C.
            its General Partner

            By:_______________________________
                  Name:
                  Managing Member

      Accel Internet/Strategic Technology
      Fund L.P.
      One Palmer Square
      Princeton, NJ  08542

      By:   Accel Internet/Strategic
            Technology Fund Associates L.L.C.
            its General Partner

            By:_______________________________
                  Name:
                  Managing Member

      Accel Keiretsu V L.P.
      One Palmer Square
      Princeton, NJ  08542

      By:   Accel Keiretsu V Associates L.L.C.
            its General Partner
            By:_______________________________
                  Name:
                  Managing Member

      Accel Investors '97 L.P.
      One Palmer Square
      Princeton, NJ  08542

      By:_______________________________
            Name:
            General Partner

      Ellmore C. Patterson Partners
      One Palmer Square
      Princeton, NJ  08542


      By:_______________________________

            Name:
            General Partner


      Net One Systems Co., Ltd.
      850 Hansen Way, Suite 100
      Palo Alto, CA  94306


      By:_______________________________
            Name:
            Title:


      Westcon Group, Inc.
      520 White Plains Road
      Tarrytown, NY  10591


      By:_______________________________
            Name:
            Title:

      Pequot Private Equity Fund, L.P.
      500 Nyala Farm Road
      Westport, CT  06880

      By:   Pequot Capital Management, Inc.
            Investment Manager


      By:_______________________________
            David J. Malat
            Chief Financial Officer

      Pequot Offshore Private Equity Fund, Inc.
      500 Nyala Farm Road
      Westport, CT  06880

      By:   Pequot Capital Management, Inc.
            Investment Adviser


      By:_______________________________
            David J. Malat
            Chief Financial Officer

      Spinnaker Clipper Fund, LP
      1875 South Grant Street
      Suite 600
      San Mateo, CA  94402

      By:   Bowman Capital Management, L.L.C.,
            its General Partner

            By:_______________________________
                  Name:
                  Title:

      Spinnaker Founders Fund, LP
      1875 South Grant Street
      Suite 600
      San Mateo, CA  94402

      By:   Bowman Capital Management, L.L.C.,
            its General Partner

            By:_______________________________
                  Name:
                  Title:

      Spinnaker Offshore Founders Fund, Cayman Limited
      1875 South Grant Street
      Suite 600
      San Mateo, CA  94402

      By:   Bowman Capital Management, L.L.C.,
            its Investment Adviser and Attorney-in-Fact

            By:_______________________________
                  Name:
                  Title:

      Bayview Investors, Ltd.
      555 California Street
      Suite 2600
      San Francisco, CA  94104


      By:_______________________________
            Name:
            Title:


      BT Investment Partners, Inc.
      130 Liberty Street, 29th Floor
      NY, NY  10006


      By:_______________________________
            Name:
            Title:


      H&D Investments 97
      60 State Street
      Boston, MA  02109


      By:_______________________________
            Paul P. Brountas


      The Alexer Family Limited Partnership
      9 Stonegate Road
      Hopkinton, MA  01748


      By:_______________________________
            Name:


      __________________________________
      David Bakstran
      7 Sarenstone Way
      Southborough, MA  01772


      __________________________________
      Ari Daskalakis
      42 Pilgrim Road
      Belmont, MA  02178

      __________________________________
      JoAnn Daskalakis
      42 Pilgrim Road
      Belmont, MA  02178


      __________________________________
      Jan Bruggink
      6 Garnet Field
      Yateley Hampshire
      UK GUY466FN


      __________________________________
      Peter Danzig
      875 College Avenue
      Menlo Park, CA  94025


      __________________________________
      Chin-Cheng Wu
      303 Kimball Road
      Carlisle, MA  01741


      __________________________________
      Yeh-Tsong Wen
      37 Andover Country Club Lane
      Andover, MA  01742


      __________________________________
      Rubin Gruber
      709 Sudbury Road
      Concord, MA  01742


      __________________________________
      Harry Daniel Lowe
      141 Governor Street
      Providence, RI  02906


      __________________________________
      Bruce I. Sachs
      29 Wildwood Drive
      Carlisle, MA  01741

      __________________________________
      John Prendergast
      4 Dear Hill Farm
      Essex, MA  01929


      __________________________________
      Brian Walck
      1 Magnolia Road
      Windham, NH  03087


      __________________________________
      Cynthia Deysher
      28 Guzzle Brook Drive
      Sudbury, MA  01776


      ________________________________________
      Cynthia Deysher, as Custodian for Lauren
      Deysher under the Massachusetts
      Uniform Transfers to Minors Act
      28 Guzzle Brook Drive
      Sudbury, MA  01776


      ____________________________________________
      Cynthia Deysher, as Custodian for Jacqueline
      Deysher under the Massachusetts
      Uniform Transfers to Minors Act
      28 Guzzle Brook Drive
      Sudbury, MA  01776


      __________________________________
      Gary J. Bowen
      90 Marlboro Street #7
      Boston, MA  02116


      __________________________________
      Stephen Van Beaver
      6 Laurel Road
      North Reading, MA  01864

      __________________________________
      Louis Volpe
      208 Chapman Street
      Canton, MA  02021



     __________________________________
     John Puckett
     Toysmart.com
     170 High Street
     Waltham, MA  02453

     __________________________________
     Lee S. Weinstein
     11 Skyline Drive
     Hawthorne, NY  10532

     __________________________________
     [Corporate--Exodus]
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054

     __________________________________
     Timothy Reynders
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054

     __________________________________
     Peter Biro
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054

     __________________________________
     Peter Fortenbaugh
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054

     __________________________________
     Joseph Stockwell
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054

     __________________________________
     Richard Stoltz
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054



     ___________________________Michael
     Hakimi
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054


     __________________________________
     James McInerny
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054




     __________________________________
     Sam Mohamad
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054


     __________________________________
     Adam Wegner
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054

     __________________________________
     Robert Sanford
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054


     __________________________________
     James Blom
     Exodus
     2831 Mission College Boulevard
     Santa Clara, CA  95054


     __________________________________
     Don Detampel
     Global Crossing
     141 Caspian Court
     Sunnyvale, CA  94089


     __________________________________
     Paul Santinelli
     Global Crossing
     141 Caspian Court
     Sunnyvale, CA  94089


     __________________________________
     Scott David
     Global Crossing
     141 Caspian Court
     Sunnyvale, CA  94089


     __________________________________
     John Calonico
     Global Crossing
     141 Caspian Court
     Sunnyvale, CA  94089

     __________________________________
     Stephen Van Beaver
     13241 Woodland Park Rd.
     Herndon, VA  20171-3000


     __________________________________
     Robert B. Eisenberg
     52 Louise Drive
     Hollis, NH  03049



     __________________________________
     Kenneth Hale
     100 Brickstone Square, 5th Fl.
     Andover, MA  01810



     __________________________________
     Dr. Luis Paz
     Combox
     212 Harvard Avenue E., #401
     Seattle, WA  98102



     __________________________________
     Peter Herzog
     Combox
     212 Harvard Avenue E., #401



     __________________________________
     [Lycos Corporate]
     Lycos
     400-2 Totten Pond Road
     Waltham, MA  02451

     __________________________________
     Bob Davis
     Lycos
     400-2 Totten Pond Road
     Waltham, MA  02451

     Jose Garcia
     Case Technology
     Isla del Hierro, n. 5
     28700 San Sebastian
       de los Reyes
     Madrid, Spain



     __________________________________
     Lawrence Calcano
     Goldman Sachs
     85 Broad Street, 14th Floor
     New York, NY  10004




      FOUNDER:

      __________________________________
      Chin-Cheng Wu